                                                                    EXHIBIT 10.1

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                    ----------------------------------------
                           REVOLVING CREDIT AGREEMENT
                           --------------------------



  THIS SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "AMENDMENT"), dated as of the 1st day of July, 1996, among WEEKS REALTY, L.P., a Georgia limited partnership ("OPERATING PARTNERSHIP"), WEEKS CONSTRUCTION SERVICES, INC., a Georgia corporation ("CONSTRUCTION"), WEEKS REALTY SERVICES, INC., a Georgia corporation ("REALTY"), WEEKS DEVELOPMENT PARTNERSHIP, a Georgia general partnership ("DEVELOPMENT"), WEEKS FINANCING LIMITED PARTNERSHIP, a Georgia limited partnership ("FINANCING") (Operating Partnership, Construction, Realty, Development and Financing, collectively, "BORROWERS", and each, individually, a "BORROWER"); WEEKS CORPORATION, a Georgia corporation ("WEEKS CORPORATION"), and Operating Partnership, as Guarantors (Weeks Corporation and Operating Partnership, collectively, "GUARANTORS", and each, individually, a "GUARANTOR"); WEEKS REALTY, L.P., a Georgia limited partnership, in its capacity as Borrowers' Agent; and WACHOVIA BANK OF GEORGIA, N.A., a national banking association ("LENDER").

                              W I T N E S S E T H:
                              - - - - - - - - - -

  WHEREAS, Borrowers, Weeks Corporation, Guarantors, Operating Partnership (in its capacity as Borrowers' Agent), and Lender executed and delivered that certain $60,000,000 Revolving Credit Agreement, dated August 24, 1994, as modified and amended by that certain First Amendment to Revolving Credit Agreement, dated June 1, 1995, and as further amended and restated in its entirety pursuant to that certain $100,000,000 Amended and Restated Revolving Credit Agreement, dated as of August 25, 1995, as further modified and amended by that certain First Amendment to Amended Restated Revolving Credit Agreement, dated as of April 1, 1996 (as amended, the "AGREEMENT"); and

  WHEREAS, Borrowers have requested that the Line Commitment under the Agreement be increased from $100,000,000 to $120,000,000 for the period commencing on July 1, 1996 and ending on April 1, 1997, and Lender has agreed to such request, subject to the terms and conditions hereof;

  NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), the above premises and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Borrowers, Weeks Corporation, Guarantors, Operating Partnership (in its capacity as Borrowers' Agent), and Lender hereby covenant and agree as follows:

  1.   DEFINITIONS.  Unless otherwise specifically defined herein, each term
       -----------
used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

  2.   REVOLVING MASTER NOTE.  In order to further evidence the increase in the
       ---------------------
Line Commitment from $100,000,000 to $120,000,000 as hereinabove set forth, Borrowers shall execute and deliver to Lender, in replacement of the Second Amended and Restated Revolving Master Note, Borrowers' Third Amended and Restated Revolving Master Note in the original principal face amount of ONE HUNDRED TWENTY MILLION AND NO/100 DOLLARS ($120,000,000.00) in the form of EXHIBIT "A" attached hereto and incorporated herein by reference (hereinafter
- -----------
referred to as the "THIRD AMENDED AND RESTATED REVOLVING MASTER NOTE"). From and after the date hereof, any and all references in the Agreement, this Amendment or the Guaranties to the "Revolving Master Note" shall be deemed references to the Third Amended and Restated Revolving Master Note.

  3.   LINE COMMITMENT.  Section 1.59 of the Agreement is hereby amended by
       ---------------
deleting therefrom the figure "$100,000,000" and inserting in lieu thereof the figure "$120,000,000." Effective April 1, 1997 Section 1.59 of the Agreement shall be further amended by deleting therefrom the figure "$120,000,000" and inserting in lieu thereof the figure "$100,000,000." Accordingly, the Line Commitment shall be $120,000,000 for the period commencing on July 1, 1996 and ending on March 31, 1997, at which time the Line Commitment shall return to $100,000,000. On April 1, 1997, Borrowers shall deliver to Lender a Borrowing Base Certificate, evidencing that there is no Borrowing Base Deficit in existence on such date.

  4.   ADDITIONAL ORIGINATION FEE; ANNUAL EXTENSION FEES.  In addition to the
       -------------------------------------------------
Revolving Credit Fees, as set forth in the Agreement, in consideration for Lender entering into this Amendment, Borrowers hereby covenant and agree to pay to Lender the sum of $50,000.00 in cash, payable as follows:

       (a) $10,000.00 upon the execution of this Amendment by Lender; and

       (b) the balance of $40,000.00 on or before October 30, 1996.

In the event the Revolving Master Note is paid in full on or before October 30, 1996 and the Agreement terminated with Borrowers having performed all of their obligations thereunder, Lender agrees: (i) to waive said $40,000.00 balance of such additional origination fee, and (ii) to waive the annual Extension Fee in the amount of 1/8 % of the Line Commitment (as increased pursuant to this Amendment) which would otherwise have been due on December 10, 1996, in accordance with Section 2.19(b) of the Agreement; it being understood that, solely for purposes of this Paragraph 4, a refinancing of the indebtedness evidenced by the Revolving Master Note by a group of lenders, including Lender, shall be deemed a repayment of the Revolving Master Note and termination of the Agreement. Said additional origination fee shall be deemed earned in full upon the execution of this Amendment by Lender whether or not any portion of the increase in the Line Commitment set forth herein is utilized by Borrowers.

  5.   RESTATEMENT OF AGREEMENT.  The parties hereto agree to continue the
       ------------------------
Agreement, as further amended by this Amendment. As a material inducement to Lender to enter into this Amendment, Borrowers and Weeks Corporation further warrant and represent to Lender as follows: (a) that all warranties and representations of Borrowers and Weeks Corporation set forth in the Agreement were true and correct in all material respects when made and remain true and correct in all material respects as of the date hereof; (b) that, as of the date hereof, there are no Defaults or events which, with notice or passage of time or both, would constitute Defaults under the Agreement; (c) that there exists no right of offset, defense, counterclaim, claim or objection in favor of Borrowers arising out of or with respect to the Agreement or the Revolving Master Note; and (d) that they are not aware of the occurrence of any material adverse change in their respective businesses, properties, operations or conditions (financial or otherwise), as more particularly described in Section 12.09 of the Agreement, since April 1, 1996, except as otherwise disclosed in writing to Lender.

  6.   EFFECT OF AMENDMENT.  Except as set forth expressly hereinabove, all
       -------------------
terms of the Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of Borrowers. The amendments contained herein shall be effective as of July 1, 1996 and shall be deemed to have prospective application only, unless otherwise specifically stated herein.

  7.   RATIFICATION.  Borrowers hereby restate, ratify and reaffirm each and
       ------------
every term, covenant and condition set forth in the Agreement and the other Loan Documents effective as of the date hereof.

  8.   REAFFIRMATION OF WEEKS GUARANTIES.  By execution hereof, Guarantors re-
       ---------------------------------
affirm their respective obligations under the Weeks Guaranties and acknowledge that the Weeks Guaranties continue to guaranty, in accordance with their respective terms, the payment of the Revolving Master Note and the performance by Borrowers of their obligations under the Agreement, as amended hereby.

  9.   COUNTERPARTS.  This Amendment may be executed in any number of
       ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

  10.  SECTION REFERENCES. Section titles and references used in this Amendment
       ------------------
shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

  11.  FURTHER ASSURANCES.  Borrowers agree to take such further actions as
       ------------------
Lender shall reasonably request in connection herewith to evidence the amendments herein contained.

  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered in their names and on their behalf, and their seals to be affixed and attested, all as of the day and year first above written.

                                        BORROWERS:
                                        ---------

                                        WEEKS REALTY, L.P.

ATTEST:                                 BY:  WEEKS CORPORATION, its sole
                                             General Partner

/s/ Elizabeth C. Belden                 By: /s/ David P. Stockert
- -----------------------                     ------------------------------
              Secretary                     Its: Senior Vice President and
                                                 -------------------------
                                                 Chief Financial Officer
                                                 -------------------------

     [CORPORATE SEAL]

ATTEST:                                 WEEKS CONSTRUCTION SERVICES, INC.

/s/ Elizabeth C. Belden                 By: /s/ David P. Stockert
- -----------------------                      ------------------------------
             Secretary                      Its: Treasurer
                                                 --------------------------

     [CORPORATE SEAL]

ATTEST:                                 WEEKS REALTY SERVICES, INC.


/s/ Elizabeth C. Belden                 By: /s/ David P. Stockert
- -----------------------                     -------------------------------
              Secretary                     Its: Treasurer
                                                 --------------------------

     [CORPORATE SEAL]



                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                      WEEKS DEVELOPMENT PARTNERSHIP

ATTEST:                               BY:  WEEKS REALTY SERVICES,
                                           INC., as its Managing Partner

  /s/ Elizabeth  C. Belden                 By:  /s/ David P. Stockert
- ---------------------------------               ---------------------------
                        Secretary               Its:  Treasurer
                                                    ----------------------

     [CORPORATE SEAL]

                                      WEEKS FINANCING LIMITED PARTNERSHIP

                                      BY: WEEKS REALTY, L.P., its sole
                                          General Partner

ATTEST:                                   BY:  WEEKS CORPORATION,
                                               its sole General Partner

 /s/ Elizabeth C. Belden                       By: /s/ David P. Stockert
- ---------------------------------                  ---------------------------
                        Secretary                  Its: Senior Vice President
                                                        ----------------------
                                                        and Chief Financial
                                                        ----------------------
                                                        Officer
                                                        ----------------------


     [CORPORATE SEAL]


                                      GUARANTORS:
                                      ----------

ATTEST:                               WEEKS CORPORATION

 /s/ Eliabeth C. Belden               By: /s/ David P. Stockert
- -------------------------------          ------------------------------------
                      Secretary          Its:  Senior Vice President and
                                               ------------------------------
                                               Chief Financial Officer
                                               ------------------------------

     [CORPORATE SEAL]

                                      WEEKS REALTY, L.P.

ATTEST:                               BY:  WEEKS CORPORATION, its sole
                                           General Partner


 /s/ Elizabeth C. Belden                    By: /s/ David F. Stockert
- ---------------------------------               -------------------------------
                        Secretary               Its: Senior Vice President and
                                                     --------------------------
                                                     Chief Financial Officer
                                                     --------------------------
     [CORPORATE SEAL]

                                      BORROWERS' AGENT:
                                      ----------------

                                      WEEKS REALTY, L.P.

ATTEST:                               BY:  WEEKS CORPORATION, its sole
                                           General Partner

 /s/ Elizabeth C. Belden                   By:  /s/ David P. Stockert
- ----------------------------------             ------------------------------
                         Secretary             Its: Treasurer
                                                   --------------------------


     [CORPORATE SEAL]

                                      LENDER:
                                      ------

                                      WACHOVIA BANK OF GEORGIA, N.A.

                                      By:  /s/ Steven B. Wood
                                         ------------------------------------
                                         Its:  Vice President
                                             --------------------------------

                                                      [BANK SEAL]